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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

        Date of report (Date of earliest event reported)    April 25, 2002

Medtronic, Inc. (Exact Name of Registrant as Specified in Its Charter)
Minnesota (State of Other Jurisdiction of Incorporation)
1-7707	41-0793183

(Commission File Number)	(I.R.S. Employer Identification No.)
710 Medtronic Parkway Minneapolis, Minnesota (Address of Principal Executive Offices)	55432 (Zip Code)
(763) 514-4000 (Registrant's Telephone Number, Including Area Code)
Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events

        On April 25, 2002, Medtronic, Inc. (the "Registrant") issued a press release relating to the ruling of an arbitration panel regarding a dispute with Guidant. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

        On April 26, 2002, the Registrant announced completion of its succession plan whereby Arthur D. Collins, Jr. succeeded William W. George as Chairman of the Board. A copy of the press release announcing the succession is filed as Exhibit 99.2 to this Form 8-K.

Item 7.    Financial Statements and Exhibits

  (a)
  Financial Statements of Businesses Acquired:

    None

  (b)
  Pro Forma Financial Information:

    None

  (c)
  Exhibits:

    See Exhibit Index on page following Signatures.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC, INC.
Date: May 1, 2002	By	/s/ David J. Scott David J. Scott Senior Vice President, General Counsel and Secretary

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

EXHIBIT INDEX

to

FORM 8-K

MEDTRONIC, INC.

Exhibit Number	Exhibit Description
99.1	Press release dated April 25, 2002.
99.2	Press release dated April 26, 2002.

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SIGNATURES